UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 24, 2008
FIRST FINANCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or other Jurisdiction of Incorporation)	0-7674 (Commission File No.)	75-0944023 (IRS Employer Identification No.)
400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number (325) 627-7155
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended December 31, 2007 of First Financial Bankshares, Inc.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 Press Release dated January 24, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)
DATE: Janaury 24, 2008	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer